SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             December 5, 2006
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                            Gold Standard, Inc.
                            -------------------
           (Exact name of registrant as specified in its charter)



    UTAH                        001-08397                      87-0302579
    -----                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                       136 South Main Street, Suite #712
                         Salt Lake City, Utah 84101
                       -------------------------------
                   (Address of Principal Executive Offices)

                               (801) 328-4452
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
       (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01.  Regulation FD Disclosure.

     See Exhibit 99, a Press Release dated December 6, 2006, a copy of which is attached hereto and incorporated herein by reference, regarding the execution of a Letter of Intent to acquire Changan International Limited, a corporation organized under the laws of Hong Kong. See Item 9.01.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

        99                       Press Release


                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Gold Standard, Inc.


Date: 12/6/06                    /s/ Scott L. Smith
     --------                    -------------------------------------
                                 Scott L. Smith
                                 President and Director